UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! JOURNEY MEDICAL CORPORATION 9237 E VIA DE VENTURA BLVD., SUITE 105 SCOTTSDALE, AZ 85258 JOURNEY MEDICAL CORPORATION 2023 Annual Meeting Vote by June 20, 2023 11:59 PM ET You invested in JOURNEY MEDICAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 21, 2023. Vote Virtually at the Meeting* June 21, 2023 11:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/DERM2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V12793-P88643 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V12794-P88643 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) Lindsay A. Rosenwald, M.D. 02) Claude Maraoui 03) Neil Herskowitz 04) Jeffrey Paley, M.D., PhD 05) Justin Smith 06) Miranda Toledano 1. Election of Directors Nominees: 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For For 3. Approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The proxy when properly executed will be voted as directed by the stockholder. If no direction is made, the proxy will be voted in accordance with the Board of Directors’ recommendations and, accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in proposal 1, and FOR proposals 2 and 3.